PROSPECTUS

NOVEMBER 1, 2013

Roxbury/Hood River Small-Cap Growth Fund
Ticker: RSCIX

Roxbury/Mar Vista Strategic Growth Fund
Ticker: RMSIX

Institutional Shares
Telephone: (800) 497-2960
www.RoxburyFunds.com

This prospectus contains important information about these mutual funds, including information on their investment policies, risks, and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION — Roxbury/Hood River Small-Cap Growth Fund
Investment Objective	1
Fees and Expenses of the Fund	1
Example	2
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	3
Performance Information	5
Investment Adviser	5
Sub-Adviser	5
Portfolio Managers	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
SUMMARY SECTION — Roxbury/Mar Vista Strategic Growth Fund
Investment Objective	7
Fees and Expenses of the Fund	7
Example	8
Portfolio Turnover	8
Principal Investment Strategies	8
Principal Risks	9
Performance Information	10
Investment Adviser	11
Sub-Adviser	11
Portfolio Managers	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
ADDITIONAL INFORMATION ABOUT THE FUNDS
Details about the goals, strategies, risks and financial history of the Funds.
Investment Objectives	12
Additional Information about Principal Investment Strategies	12
Additional Principal Risk Information	13
Disclosure of Portfolio Holdings	14

MANAGEMENT OF THE FUNDS
Details about the service providers.
Investment Adviser	15
Investment Sub-Advisers	15
Advisory and Sub-Advisory Fees	15
Portfolio Managers of the Funds	16
Prior Related Performance Information of Mar Vista	17
Service Providers	18
SHAREHOLDER INFORMATION
Policies and instructions for opening, maintaining, and closing an account in the Funds.
Pricing of Shares	19
Purchase of Shares	19
Redemption of Shares	20
Exchange of Shares	23
Distributions	23
Taxes	24
DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS	26
FINANCIAL HIGHLIGHTS	27
GLOSSARY	29

For information about key terms and concepts, please refer to the "Glossary."

SUMMARY SECTION — Roxbury/Hood River Small-Cap Growth Fund

Investment Objective  The Roxbury/Hood River Small-Cap Growth Fund (the "Small-Cap Growth Fund" or the "Fund") seeks superior long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Small-Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee (as a percentage of amounts redeemed within 60 days of purchase)	1.00%
Exchange fee (as a percentage of amounts exchanged within 60 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	1.00%
Distribution (12b-1) and/or Service Fees	None
Other expenses	0.59%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[2]	1.60%
Fee Waivers/Expense Reimbursements[2]	(0.34%)
Total Annual Fund Operating Expenses After Fee Waivers/ Expense Reimbursements[2]	1.26%

1  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

2  The investment adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Small-Cap Growth Fund to limit the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses ("Excludable Expenses") to 1.25%. Excludable Expenses are expected to exceed 1.25%. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Fund's Board of Trustees and the investment adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual fee waiver/expense reimbursement through December 31, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,659

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Small-Cap Growth Fund, under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in the following equity (or equity-related) securities:

•  Common stocks of U.S. corporations that are judged by Hood River Capital Management LLC ("Hood River"), the Fund's sub-adviser, to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600® and Russell 2000® Indices ("small-cap companies");

•  Options on, or securities convertible into, the common stock of small-cap companies (such as convertible preferred stock, convertible bonds, warrants, and debentures);

•  Options on indices of the common stock of small-cap companies; and

•  Contracts for either the future delivery, or payment in respect of the future market value, of certain indices of common stock of small-cap companies, and options upon such futures contracts.

As a non-fundamental policy, no more than 15% of the Fund's total assets may at anytime be committed or exposed to derivative strategies, which includes options and futures contracts. The value of such derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. For purposes of the Fund's 80% policy discussed above, (1) options held by the Fund will be calculated based on the most recent sale price rather than the notational value of such options and (2) futures contracts will be calculated based on the most recent settlement price. The Fund may invest in such instruments for a number of reasons, including for hedging purposes, risk management or other fund management purposes consistent with the Fund's objective.

The Fund may purchase securities of companies engaged in initial public offerings ("IPOs").

The Fund may from time to time invest in foreign securities including American Depositary Receipts ("ADRs"), and in convertible securities, including preferred stock, warrants and debentures.

In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. Hood River then performs fundamental and valuation analysis and additional research to select stocks for the Fund.

The Fund maintains a portfolio of approximately 60-120 stocks, which is constructed with the overall goal of mitigating risk. However, the actual amount of the portfolio holdings may vary due to market conditions.

Hood River periodically engages in active trading of Fund securities.

Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance persists.

As of June 30, 2013, the range of market capitalizations represented by companies in the Russell 2000® Growth Index was between $33.4 million and $1,639.3 million and, as of September 30, 2013, the range of market capitalizations represented by companies in the S&P SmallCap 600® Index was between $300 million and $1.4 billion. Due to market price adjustments or other events after the time of purchase, it is possible that a company's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund may invest up to 20% of its assets in stocks of companies in other capitalization ranges.

PRINCIPAL RISKS

An investment in the Fund is subject to the principal risks summarized below, which are further described under "Additional Risk Information."

•  It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.

•  The Fund's share price will fluctuate in response to changes in market value of the Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

•  The Fund is subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.

•  Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If Hood River's assessment of a company's prospects for earnings growth or how other investors will value the company's earnings growth is incorrect, the price of the stock may fail to reach the value Hood River has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

•  Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

•  ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

•  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments. In addition, there is a risk that the Fund may be unable to terminate or sell a derivative position. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. Future contracts and options may not always be successful hedges and using them could lower the Fund's total return. Future contracts and options are also subject to the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. The potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

•  An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

•  The Fund engages in active and frequent trading, resulting in high portfolio turnover. The higher the Fund's portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving taxable gains in the year.

•  The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund's investment strategies.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from calendar year to calendar year and by showing how the Fund's average annual returns for one year, five years and since inception compared with those of the Russell 2000® Growth Index, which is a broad measure of market performance. This performance information includes performance of the Fund's predecessor, the Roxbury Small-Cap Growth Fund (a series of WT Mutual Fund) (the "Predecessor Fund"), for periods prior to February 2, 2007. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. More recent performance information is available by calling (800) 497-2960.

Average Annual Total Returns for the Calendar Years Since Inception*

Best Quarter 22.35%	Worst Quarter (25.90)%
June 30, 2009	December 31, 2008

*The year-to-date return for the Fund is 30.45% as of September 30, 2013.

Average Annual Total Returns as of December 31, 2012	1 Year	5 Year	Since Inception (1/2/03)
Return Before Taxes	23.06%	4.47%	10.38%
Return After Taxes on Distributions	23.06%	4.47%	9.61%
Return After Taxes on Distributions and Sales of Fund Shares	14.99%	3.84%	8.89%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

INVESTMENT ADVISER

Roxbury Capital Management, LLC

SUB-ADVISER

Hood River Capital Management LLC

PORTFOLIO MANAGERS

Robert C. Marvin CFA, CPA Managing the Predecessor Fund from July 2002 to February 2007 and the Fund since February 2007	Brian P. Smoluch CFA Managing the Predecessor Fund from July 2002 to February 2007 and the Fund since February 2007
David G. Swank CFA Managing the Fund since April 2009

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in the Fund is $100,000. Additional investments may be made in any amount.

A shareholder may sell (redeem) shares on any Business Day. Shares may be redeemed in one of the following ways:

By Regular mail- Send a written request to:

The Roxbury Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9814

Providence, RI 02940

By Wire:

Call BNY Mellon at (800) 497-2960

TAX INFORMATION

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Distributions may be taxable upon withdrawal from a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — Roxbury/Mar Vista Strategic Growth Fund

Investment Objective  The Roxbury/Mar Vista Strategic Growth Fund (the "Strategic Growth Fund" or the "Fund") seeks superior long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Growth Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee (as a percentage of amounts redeemed within 60 days of purchase)	0.75%
Exchange fee (as a percentage of amounts exchanged within 60 days of purchase)	0.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.75%
Distribution (12b-1) and/or Service Fees	None
Other expenses	3.25%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[2]	4.01%
Fee Waivers/Expense Reimbursements[2]	(3.10%)
Total Annual Fund Operating Expenses After Fee Waivers/ Expense Reimbursements[2]	0.91%

1  "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The "Total Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

2  The investment adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Strategic Growth Fund to limit the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses ("Excludable Expenses") to 0.90%. Excludable Expenses are expected to exceed 0.90%. The waivers and reimbursements will remain in effect through November 1, 2014 unless terminated sooner by mutual agreement of the Fund's Board of Trustees and the investment adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual fee waiver/expense reimbursement through November 1, 2014). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$936	$1,797	$4,023

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Strategic Growth Fund, under normal market conditions, invests in equity securities that are judged by the Fund's sub-adviser, Mar Vista Investment Partners, LLC ("Mar Vista"), to have strong growth characteristics and that are undervalued in the marketplace. Under normal circumstances, the Fund will invest primarily (at least 65% of its net assets) in large capitalization securities with a market capitalization which at the time of purchase is consistent with the capitalization ranges of the Russell 1000® Growth Index and S&P 500® Index ("large-cap companies"). The Fund may also invest up to 35% in securities of companies in other capitalization ranges, including small and mid-capitalization stocks.

In selecting securities, Mar Vista, seeks to invest in large-cap businesses that it believes can grow excess returns on capital into the future and which Mar Vista believes trade at a discount to the value of the companies. Mar Vista utilizes a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage.

Mar Vista generally sells stocks when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or it achieves Mar Vista's estimate of fair value.

The Fund maintains a portfolio of approximately 30-50 stocks. However, the actual amount of the portfolio holdings may vary due to market conditions. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that Mar Vista believes have greater investment opportunities.

The Fund may purchase securities of companies engaged in initial public offerings ("IPOs").

The Fund may from time to time invest in foreign securities including American Depositary Receipts ("ADRs").

As of June 30, 2013, the range of market capitalizations represented by companies in the Russell 1000® Growth Index was between $0.3 billion and $51.1 billion and, as of September 30, 2013, the range of market capitalization represented by companies in the S&P 500® Index had a minimum market capitalization of $4 billion. Due to market price adjustments or other events after the time of purchase, it is possible that a company's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a large capitalization for purposes of the 65% policy.

PRINCIPAL RISKS

An investment in the Fund is subject to the principal risks summarized below, which are further described under "Additional Risk Information."

•  It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.

•  The Fund's share price will fluctuate in response to changes in market value of the Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

•  Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. If Mar Vista's assessment of a company's prospects for earnings growth or how other investors will value the company's earnings growth is incorrect, the price of the stock may fail to reach the value Mar Vista has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

•  Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap and mid-cap companies may also be more difficult to value than large-cap companies.

•  Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

•  ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

•  An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

•  The performance of the Fund will depend on whether or not Mar Vista is successful in pursuing the Fund's investment strategies.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception compared with those of the Russell 1000® Growth Index, which is a broader measure of market performance. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. More recent performance information is available by calling (800) 497-2960.

Average Annual Total Returns for the Calendar Years Since Inception*

Best Quarter 12.94%	Worst Quarter (3.76)%
March 31, 2012	June 30, 2012

*The year-to-date return for the Fund is 18.95% as of September 30, 2013.

Average Annual Total Returns as of December 31, 2012	1 Year	Since Inception (11/1/11)
Return Before Taxes	14.76%	13.71%
Return After Taxes on Distributions	14.38%	13.38%
Return After Taxes on Distributions and Sales of Fund Shares	9.95%	11.62%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	12.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

INVESTMENT ADVISER

Roxbury Capital Management, LLC

SUB-ADVISER

Mar Vista Investment Partners, LLC

PORTFOLIO MANAGERS

Silas A. Myers CFA Portfolio manager since November 2011	Brian L. Massey CFA Portfolio manager since November 2011

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in the Fund is $100,000. Additional investments may be made in any amount.

A shareholder may sell (redeem) shares on any Business Day. Shares may be redeemed in one of the following ways:

By Regular mail- Send a written request to:

The Roxbury Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9814

Providence, RI 02940

By Wire:

Call BNY Mellon at (800) 497-2960.

TAX INFORMATION

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Distributions may be taxable upon withdrawal from a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES

The Roxbury/Hood River Small-Cap Growth Fund seeks superior long-term growth of capital. The Fund's investment objective may not be changed without shareholder approval.

The Roxbury/Mar Vista Strategic Growth Fund seeks superior long-term growth of capital. The Fund's investment objective may be changed without shareholder approval upon 60 days notice to shareholders.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

Roxbury/Hood River Small-Cap Growth Fund. Hood River's research process for the Fund begins by screening a universe of stocks with market capitalizations of less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. Hood River then performs fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital. Hood River performs additional research of the most promising stocks to uncover those companies with solid management that have executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market. The policy of the Small-Cap Growth Fund to invest at least 80% of its net assets in certain equity and equity-related securities, as described on page 2, may be changed upon sixty (60) days written notice to shareholders.

The Small-Cap Growth Fund may invest in options, futures contracts and similar investments (known as derivatives) that may be used in hedging, risk management or other fund management purposes consistent with the Small-Cap Growth Fund's objectives.

The frequency of fund transactions and the Small-Cap Growth Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for the Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by the Small-Cap Growth Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering the Small-Cap Growth Fund's NAV and overall fund performance.

Roxbury/Mar Vista Strategic Growth Fund. Mar Vista seeks to invest in companies, particularly large-cap companies, with the potential to grow excess returns on capital into the future and trade at a discount to Mar Vista's estimate of the value of the companies. Mar Visa also seeks to invest in companies with management teams that have a proven track record to allocate capital in a way that maximizes the companies' value. Mar Vista uses a bottom-up process to identify growth businesses that it believes offer a sustainable competitive advantage and opportunities to grow and reinvest capital. Some of the factors Mar Vista considers in selecting holdings include: dominant or rapidly growing market shares; commitments to investing in productivity and innovation; sustainable or expanding profit margins; and well capitalized balance sheets.

All Funds. The Funds may invest in foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share is the share issued under an American Depositary Receipt agreement which is actually traded.

The Funds may invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) of the 1940 Act provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may overweight or underweight certain industries and sectors based on the investment adviser's or sub-adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

The Funds also may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI").

ADDITIONAL PRINCIPAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI.

•  Market Risk: The risk that the market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods.

•  Small Company Risk: Companies in which the Funds invest (particularly the Small-Cap Growth Fund) may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

•  Growth Investing Risk: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

•  Derivatives Risk: Some of the Small-Cap Growth Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Derivative instruments may be highly volatile. Investing in derivatives involve special risks including liquidity, operational, counterparty, accounting and tax risks. The use of derivatives is a highly specialized investment activity. Derivatives may be illiquid and difficult to price.

•  Foreign Security Risk: Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

•  Currency Risk: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of a Fund.

•  IPO Risk: The Funds may purchase securities of companies engaged in initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

•  Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Small-Cap Growth Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of each Fund's portfolio holdings is publicly available on a quarterly basis through filings with the SEC on Forms N-CSR and N-Q. In addition, the Funds' top ten holdings are posted at www.RoxburyFunds.com forty-five days after each calendar quarter end. Further description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is provided in the Funds' SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Roxbury Capital Management, LLC ("Roxbury"), 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343, serves as the investment adviser to the Funds. Roxbury provides investment advisory services to mutual funds and institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of September 30, 2013, Roxbury had assets under management of approximately $1.155 billion.

INVESTMENT SUB-ADVISERS

Hood River Capital Management LLC ("Hood River"), 1 SW Columbia Street, Suite 430, Portland, Oregon 97258, serves as the sub-adviser to the Small-Cap Growth Fund, subject to the supervision of Roxbury. Hood River was established in January 2013 as a Delaware limited liability company and offers investment advisory services to mutual funds, institutional accounts and individual investors. As of September 30, 2013, Hood River had assets under management of approximately $698 million.

Mar Vista Investment Partners, LLC ("Mar Vista"), 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025, serves as the sub-adviser to the Strategic Growth Fund, subject to the supervision of Roxbury. Mar Vista was founded in November 2007. Mar Vista provides investment advisory services to mutual funds, institutional accounts and individual investors. As of September 30, 2013, Mar Vista had assets under management of approximately $1.534 billion.

ADVISORY AND SUB-ADVISORY FEES

The Small-Cap Growth Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $2 billion. For the fiscal year ended June 30, 2013, Roxbury received, after waivers and reimbursements, an advisory fee of 0.66% of the average daily net assets of the Small-Cap Growth Fund. Pursuant to the sub-advisory agreement with Hood River, Roxbury compensates Hood River out of the advisory fee it receives from the Small-Cap Growth Fund for providing sub-advisory services.

The Strategic Growth Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Strategic Growth Fund's average daily net assets, computed daily and payable monthly. For the fiscal year ended June 30, 2013, Roxbury, after waivers and reimbursements, did not retain any advisory fee. Pursuant to the sub-advisory agreement with Mar Vista, Roxbury compensates Mar Vista out of the advisory fee it receives from the Strategic Growth Fund for providing sub-advisory services.

Roxbury has contractually agreed to limit the total annual fund operating expenses of the Small-Cap Growth Fund, excluding taxes and certain other expenses, to 1.25%. The waivers and reimbursements will remain in effect through December 31, 2020 unless sooner terminated by mutual agreement of the Fund's Board of Trustees and Roxbury.

Roxbury has contractually agreed to limit the total annual fund operating expenses of the Strategic Growth Fund, excluding taxes and certain other expenses, to 0.90%. The waivers and reimbursements will remain in effect through November 1, 2014 unless sooner terminated by mutual agreement of the Fund's Board of Trustees and Roxbury.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for the Funds is available in the Funds' Annual Report to shareholders dated June 30, 2013.

PORTFOLIO MANAGERS OF THE FUNDS

The business experience and educational background of the Funds' managers is provided below. The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Small-Cap Growth Fund. The day-to-day management of the Small-Cap Growth Fund is the responsibility of Hood River's Small-Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

Robert C. Marvin, CFA, CPA co-founded Hood River in January 2013 and has twenty years of investment management experience. From August 2002 to June 2013, Mr. Marvin was with Roxbury where he was a Portfolio Manager on the Small-Cap Growth Investment Team. From 1998 to July 2002, Mr. Marvin was with Columbia Management Group ("Columbia") where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

Brian P. Smoluch, CFA co-founded Hood River in January 2013 and has fourteen years of investment management experience. From August 2002 to June 2013, Mr. Smoluch was with Roxbury where he was a Portfolio Manager on the Small-Cap Growth Investment Team. From 1998 to July 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team, as well as an Equity Analyst focusing on small/mid-cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

David G. Swank, CFA co-founded Hood River in January 2013 and has fifteen years of investment experience. His responsibilities include portfolio management as well as equity analysis focusing exclusively on small-cap securities. From April 2009 to June 2013, Mr. Swank was with Roxbury where he was a Portfolio Manager on the Small-Cap Growth Investment Team. From 2008 to 2009, Mr. Swank was a Vice President and Healthcare Sector Head with GMT Capital Corporation a long/short equity hedge fund. From 2000 to 2008, he was employed with Morgan Stanley Management/Frontpoint, Durus Capital and Perseus-Soros Management. Mr. Swank has a B.S. with distinction from the University of Virginia and an M.B.A. from The Amos Tuck School at Dartmouth College.

Strategic Growth Fund. The day-to-day management of the Strategic Growth Fund is the responsibility of Mar Vista's Strategic Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

Silas A. Myers, CFA is a co-founder and controlling shareholder of Mar Vista Investment Partners. He serves as a Portfolio Manager for the firm's Strategic Growth and Focus strategies and has 22 years of investment experience. His analytical emphasis is on industrial and basic materials stocks. Before starting Mar Vista in 2007, Mr. Myers spent seven years as a Portfolio Manager and analyst at Roxbury. He was also an Equity Analyst and Product Specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. He began his career as a Vice President and Portfolio Manager at Utendahl Capital Management. He has a B.A. in psychology and an M.B.A., both from Harvard University. He is also a Robert A. Toigo Foundation alumnus.

Brian L. Massey, CFA is a co-founder of Mar Vista Investment Partners. He serves as a Portfolio Manager for the firm's Strategic Growth and Focus strategies and has 21 years of investment experience. His analytical emphasis is on healthcare and financial stocks. Prior to starting Mar Vista in 2007, Mr. Massey spent 10 years as a Portfolio Manager and Analyst, and Director of Research at Roxbury. Prior to his time at Roxbury, he was a Management Consultant in KPMG Peat Marwick's Corporate Finance and Strategic

Consulting Group. He has a B.S. in economics from Johns Hopkins University and an M.B.A. from The Anderson School of Business at the University of California, Los Angeles.

PRIOR RELATED PERFORMANCE INFORMATION OF MAR VISTA

Shown below is performance information for a composite of separate accounts (the "Composite") managed by Mar Vista using a Strategic Growth strategy with substantially similar investment objectives, policies and strategies as the Strategic Growth Fund. As of September 30, 2013, the Composite consisted of 66 accounts and $852.6 million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Strategic Growth Fund or the return you might achieve by investing in the Strategic Growth Fund.

You should not rely on the following performance data as an indication of future performance of Roxbury, Mar Vista or of the Strategic Growth Fund.

Among other reasons, the Strategic Growth Fund's results may be different because of differences in fees and expenses, as the accounts in the Composite are not subject to the same type of expenses to which the Strategic Growth Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Investment Company Act of 1940 or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

TOTAL RETURN OF COMPOSITE

Periods ending September 30, 2013	Gross Composite Performance Results	Net Composite Performance Results	Russell 1000® Growth Index	S&P 500® Index
One Year	19.56%	19.24%	19.28%	19.34%
Three Years	15.37%	15.02%	16.94%	16.26%
Five Years	9.80%	9.45%	12.07%	10.01%
Since inception December 30, 2003	7.72%	7.26%	6.94%	6.50%

Please read the following important notes concerning the Composite:

1.  The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the Strategic Growth strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) with respect to the "Net Composite Performance Results," are shown after the deduction of advisory, brokerage and all other expenses (excluding fees such as custody fees which are paid separately by the investor).

2.  All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3.  If the Strategic Growth Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated by Mar Vista in accordance with the CFA Institute's Global Investment Performance Standards ("GIPS"). The CFA Institute has not been involved in the preparation or review of this information. Also, Mar Vista's performance measurement processes have not been subject to independent third-party verification. You should note that once the Fund has a performance history, it will compute and disclose its average annual total return using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite. Results may have been different if the SEC methodology had been used instead of the GIPS methodology.

4.  The Russell 1000® Growth Index measures the large-cap growth segment of the U.S. equity universe of stocks. The S&P 500® Index includes 500 leading companies in leading industries in the U.S. economy. The Russell 1000® Growth Index and S&P 500® Index reflect the reinvestment of dividends but do not reflect fee, brokerage commissions or other expenses of investing. You cannot invest in an index.

SERVICE PROVIDERS

The chart below provides information on the primary service providers of The Roxbury Funds.

ASSET MANAGEMENT
Investment Adviser Roxbury Capital Management, LLC 6001 Shady Oak Road, Suite 200 Minnetonka, MN 55343 Advises the Roxbury/Hood River Small-Cap Growth Fund and Roxbury/Mar Vista Strategic Growth Fund	Sub-Advisers
Hood River Capital Management LLC
1 SW Columbia Street, Suite 430
Portland, OR 97258
Sub-Advises the Roxbury/Hood River
Small-Cap Growth Fund
Mar Vista Investment Partners, LLC
11150 Santa Monica Blvd. Suite 320
Los Angeles, CA 90025
Sub-Advises the Roxbury/
Mar Vista Strategic Growth Fund

THE ROXBURY FUNDS

Roxbury/Hood River Small-Cap Growth Fund
Roxbury/Mar Vista Strategic Growth Fund

FUND OPERATIONS	ASSET SAFEKEEPING
Administrator & Accounting Agent
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and
personnel to carry out administrative services
related to the Funds and calculates
a Fund's NAV and distributions.	Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Holds each Fund's assets, settles all Fund
trades, and collects most of the valuation
data required for calculating a Fund's
NAV per share.
SHAREHOLDER SERVICES	DISTRIBUTION
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Handles shareholder services, including
recordkeeping and statements, payment
of distribution, and processing of buy
and sell requests.	Distributor Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101 Assists with the distribution of the Funds' shares.

PRICING OF SHARES

The price of each Fund's shares is based on its net asset value ("NAV"). Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time that BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' administrator and accounting agent, determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

BNY Mellon determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by a Fund may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PURCHASE OF SHARES

Fund Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund is $100,000. Additional investments may be in any amount. You may purchase shares as specified below.

Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers, or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The Funds reserve the right to change the criteria for eligible investors and investment minimum.

By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to The Roxbury Funds, indicating the name of the Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:
The Roxbury Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9814
Providence, RI 02940

Overnight mail:
The Roxbury Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 497-2960 for instructions.

Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an IRA, an Automatic Investment Plan, or a Payroll Investment Plan, please refer to the Fund's SAI.

REDEMPTION OF SHARES

You may sell (redeem) your shares on any Business Day. Redemptions are affected by the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% and 0.75% on the redemption amount of the Small-Cap Growth Fund and Strategic Growth Fund, respectively, may be charged (see "Redemption Fees" below). It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks normally are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire normally are wired on the next Business Day following receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or on the second Business Day following receipt of redemption instructions (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

In-Kind Redemptions: Each Fund reserves the right to honor redemption requests by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of calculating the net asset value of the Fund.

Redemption Fees: A redemption fee of 1.00% and 0.75% of the total redemption amount (calculated at market value) of the Small-Cap Growth Fund and Strategic Growth Fund, respectively, may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Funds. This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. However, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) shares redeemed (a) via a systematic withdrawal plan approved by the adviser; (b) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser; (c) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals, and qualified domestic relations orders; (d) as part of a retirement plan termination or restructuring; (e) to effect a transfer from one retirement plan to another retirement plan in the same Fund; or (f) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "Exchange of Shares" for additional information regarding the exchange of shares of a Fund.

Frequent Purchases and Redemptions: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can: (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (some small-capitalization stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase or exchange request order at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

The Funds will generally monitor trading activity within a 90 day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited. A Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:
The Roxbury Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9814
Providence, RI 02940

Overnight mail:
The Roxbury Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks with this option. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are not followed, you will bear the risk of any losses.

Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the U.S. if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary, or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until they believe that the check has been collected (which could take up to 10 days).

Small Accounts: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of another Fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $100,000 for Institutional Shares.

Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% and 0.75% on the redemption amount necessary for the exchange of the Small-Cap Growth Fund and Strategic Growth Fund, respectively, may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of a Fund's shares to be acquired through such exchange may be legally made.

Miscellaneous Purchase and Redemption Information Lost Accounts. If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor's account may be deemed legally abandoned and then escheated (transferred) to the state's unclaimed property administrator in accordance with statutory requirements.

Customer Identification Program. Federal regulations may require the Funds to obtain certain personal information from you, including your social security number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Funds reserve the right to (i) place limits on transactions in an investor's account until the investor's identity is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified.

DISTRIBUTIONS

Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund also will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The following is a summary of certain U.S. tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents and is based on current tax law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

Distributions: Each Fund intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders all or substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund's distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing joint federal income tax returns) are subject to the Medicare Contribution Tax on their net investment income, which includes interest dividends and capital gains, at a rate of 3.8%. Trust and estates are also subject to the Medicare Contribution Tax. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by that Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by that Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before a Fund's ex-dividend date (and a Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or "non-qualified" foreign corporations.

A portion of distributions paid by a Fund to shareholders who are corporations will also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities (if any), by a high portfolio turnover rate, or by investments in debt securities or foreign corporations.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Distributions declared by a Fund in October, November, or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as "buying into a dividend."

Sales and Exchanges: The sale (also known as a redemption) or exchange of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans: The one major exception to the preceding tax principles is that distributions on, and sales and exchanges of shares held in an IRA or other tax-qualified plan will not be currently taxable unless debt was incurred to purchase the shares.

Backup Withholding: The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients." The withholding rate is currently 28%.

U.S. Tax Treatment of Foreign Shareholders: Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) are generally exempt from the 30% withholding tax. For Fund taxable years beginning before January 1, 2014, distributions of dividends properly designated as interest related or short-term capital gains are not subject to the 30% withholding tax.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in a Fund. Beginning January 1, 2014, however, the Funds will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes: You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Cost Basis Reporting: A Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2013, and sold on or after that date. The Funds have selected "first-in, first out" (FIFO) as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the Funds for further information.

Your investment in a Fund could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS

Foreside Fund Services, LLC is the Funds' principal underwriter and serves as the Funds' distributor (the "Distributor") in connection with the offering of each Fund's Shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund Shares.

In addition, Roxbury and/or its affiliates are permitted to make payments relating to sales, servicing, and sales support out of their profits or other sources available to them (and not an additional charge to the Funds). These payments may include amounts that are sometimes referred to as "revenue sharing" payments.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, if available, for Institutional Shares of the Small-Cap Growth Fund and the Strategic Growth Fund. Certain information reflects financial results for a single share of the Funds. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and other distributions. Information for the years ended June 30, 2009, June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013 has been audited by BBD, LLP whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available, without charge, upon request.

SMALL-CAP GROWTH FUND – Institutional Shares	For The Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value – Beginning of Year	$17.72	$18.40	$13.24	$10.84	$14.25
Investment Operations:
Net investment loss[1]	(0.12)	(0.15)	(0.16)	(0.12)	(0.10)
Net realized and unrealized gain/(loss) on investments	5.71	(0.53)	5.32	2.52	(3.31)
Total from investment operations	5.59	(0.68)	5.16	2.40	(3.41)
Distributions:
From tax return of capital	--	--	--	--	-- [2]
Total distributions	--	--	--	--	--
Redemption fees	-- [2]	-- [2]	-- [2]	-- [2]	--
Net Asset Value – End of Year	$23.31	$17.72	$18.40	$13.24	$10.84
Total Return	31.55%	(3.70)%	38.97%	22.14%	(23.90)%
Ratios (to average net assets)/ Supplemental Data:
Expenses:
Including waivers/reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Excluding waivers/reimbursements	1.59%	1.57%	1.53%	1.45%	1.47%
Net investment loss	(0.58)%	(0.88)%	(0.96)%	(0.92)%	(0.89)%
Portfolio turnover rate	119%	138%	181%	194%	163%
Net assets at the end of year (000 omitted)	$59,893	$57,643	$99,054	$94,207	$77,183

1  The net investment loss per share was calculated using the average shares outstanding method.

2  Amount is less than $0.01.

STRATEGIC GROWTH FUND – Institutional Shares	For the Year Ended June 30,	For the Period Ended June 30,
	2013	2012[1]
Net Asset Value – Beginning of Period	$11.00	$10.00
Investment Operations:
Net investment income[2]	0.10	0.08
Net realized and unrealized gain on investments	1.92	0.92
Total from investment operations	2.02	1.00
Distributions:
From net investment income	(0.13)	--
From net realized gains	(0.09)	--
Total distributions	(0.22)	--
Redemption fees	-- [3]	--	[3]
Net Asset Value – End of Period	$12.80	$11.00
Total Return	18.55%	10.00	%**
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	0.90%	0.90	%*
Excluding waivers/reimbursements	3.99%	4.85	%*
Net investment income	0.82%	1.12	%*
Portfolio turnover rate	59%	27	%**
Net assets at end of period (000 omitted)	$8,665	$6,483

*  Annualized

**  Not Annualized

1  Operations commenced on November 1, 2011.

2  The net investment income per share was calculated using the average shares outstanding method.

3  Amount is less than $0.01.

GLOSSARY

Growth Funds

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

Investment Adviser

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises, and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Sub-Adviser

The investment adviser may delegate the management of a mutual fund to a sub-adviser, subject to approval by the Board of Trustees.

Mutual Fund

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

Mutual Fund Expenses

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration, and custody services.

Net Asset Value or "NAV"

NAV = Assets-Liabilities
             Outstanding Shares

Net Investment Income

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

THE

ROXBURY FUNDS

Disciplined Investing. Independent Thinking.TM

Nov 13

FOR MORE INFORMATION

For investors wanting more information on the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain performance data and information on the Funds' holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

Statement of Additional Information ("SAI")

The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by reference.

Copies of these documents, and answers to questions about the Funds, may be obtained without charge by contacting:

The Roxbury Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
(800) 497-2960
9:00 a.m. to 5:00 p.m. Eastern time

The Funds' SAI, Annual, and Semi-Annual Reports are also available, free of charge, at www.RoxburyFunds.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,
MAKING CHANGES TO EXISTING ACCOUNTS,
PURCHASING OR REDEEMING SHARES,
OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.

The investment company registration number is 811-21897.